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                                                                     Exhibit 23

                                                                         [LOGO]

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

   As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-KSB, into the Company's previously filed Registration Statements File No. 333-19425, File No. 333-60301 and File No. 333-50734.

                                          /s/ Arthur Andersen LLP

Boston, Massachusetts
December 26, 2001